GS Mortgage Securities Corporation II
                  Commercial Mortgage Pass-Through Certificates
                                Series 1998-GLII


                                [GRAPHIC OMITTED]




                           Number of                                    Cut-Off Date Principal Balance    Cut-Off
Loan Name                 Properties  Property Type                        ($000's)      % by Balance     Date LTV       DSCR
----------------------------------------------------------------------------------------------------------------------------------
URS Pool                       29     Refrigerated                      $    253,000         18.0%          59.7%        1.88x
                                      Distribution/Warehouse
Tharaldson Pool B              93     Hotel                                 183,352          13.0           55.4         2.35
Tharaldson Pool A              90     Hotel                                 178,671          12.7           53.7         2.35
Green Acres                     1     Retail                                159,524          11.3           63.0         1.54
Americold Pool (1)             29     Refrigerated Distribution/Warehouse   148,500          10.5           57.0         1.94
Pier 39                         1     Retail                                116,670           8.3           73.8         1.38
One Commerce Square             1     Office                                111,411           7.9           82.5         1.34 (2)
Marriott Desert Springs         1     Hotel                                 102,419           7.3           50.0         2.27
Showcase                        1     Retail                                 78,998           5.6           67.2         1.44
Crystal City Pool               3     Office                                 76,608           5.4           66.6         1.61
Total/Weighted Average        249                                        $1,409,153 (3)       100% (3)      60.4%        1.86x
----------------------------------------------------------------------------------------------------------------------------------

  (1) A note representing 50% of the total loan amount is being contributed to the Trust.
  (2) The  Tranche A DSCR is 1.34x,  the  Tranche B DSCR is
      1.07x.
  (3) Balances may not sum to total due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

--------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Structural Term Sheet
--------------------------------------------------------------------------------
                      GS Mortgage Securities Corporation II
                  Commercial Mortgage Pass-Through Certificates
                                Series 1998-GL II
     Key Features:
       Mortgage Loan Seller:    GS Mortgage Securities Corporation II
       Underwriter:             Goldman, Sachs & Co.
       Master Servicer:         GMAC Commercial Mortgage Corporation ("GMACCM")
       Special Servicer:        GMACCM
       Trustee:                 LaSalle National Bank
       Fiscal Agent:            ABN AMRO Bank N.V.
       Expected Pricing:        On or about May 12, 1998
       Expected Settlement:     On or about May 19, 1998
       Cut-Off Date:            May 11, 1998
       First Payment Date:      June 15, 1998

       Distribution Date:        The second  Business Day following the 11th day
                                 of each month

       Interest Accrual Period: Prior calendar month
       Day Count:               30/360
       Rated Final Distribution
       Date:                    February 13, 2031
       Clean Up Call:           1% of the Cut-Off date principal balance
       ERISA Eligible:          The Underwriter  believes that the conditions to
                                conditions   to   the   applicability   of   the
                                applicability of the Underwriter's exemption will generally be met with respect to Classes
                                A-1, A-2 and X-1

       Structure:               Sequential Pay
       Tax Treatment:           REMIC
       Rating Agencies:         Moody's, Fitch
       Servicer Advancing:      Yes
       Minimum Denomination:    $10,000
       Delivery:                DTC/CEDEL/Euroclear


Selected Loan Data:
Cut-off Date Balance: (as of May 11, 1998)    $1,409,153,000
Number of Mortgage Loans:                     10
Number of Properties:                         249
Weighted Average Coupon:                      7.00%
Weighted Average DSCR:                        1.86x
Weighted Average Cut-Off Date LTV:            60.4%
Weighted Average LTV at ARD(1):               47.9%
Weighted Average Remaining Term to ARD:       120 months
Weighted Average Seasoning:                   3 months
(1)   "ARD" is the Anticipated Repayment Date.


                              Overview of the Loans

                                     Cut-Off Date Principal Balance
                                     ------------------------------
           Number of                          % by
Loan Name  Properties Property Type  ($000's)  Balance  LTV   DSCR
--------------------------------------------------------------------

URS Pool        29    Refrigerated    $253,000  18.0%   59.7%  1.88x
                      Dist. Warehouse

Tharaldson B    93    Hotel            183,352   13.0   55.4   2.35
Pool

Tharaldson A    90    Hotel            178,671   12.7   53.7   2.35
Pool

Green Acres      1    Retail           159,524   11.3   63.0   1.54

Americold       29    Refrigerated     148,500   10.5   57.0   1.94
Pool(1)               Dist. Warehouse

Pier 39          1    Retail           116,670    8.3   73.8   1.38

One Commerce     1    Office           111,410    7.9   82.5   1.34(2)
Square

Marriott         1    Hotel            102,419    7.3   50.0   2.27
Desert Springs

Showcase         1    Retail            78,998    5.6   67.2   1.44

Crystal City     3    Office            76,608    5.4   66.6   1.61
Pool

Total          249                  $1,409,153(3)100%(3) 60.4%  1.86x

------------------------------------------------------------------------
(1) A note representing 50% of the total loan amount is being contributed to the Trust.
(2) The Tranche A DSCR is 1.34x, the Tranche B DSCR is 1.07x.
(3) Balances may not sum to total due to rounding.


                           Geographic Diversification

                               Cut-Off Date Principal Balance
                               ------------------------------

   Geographic     Number of                % by
  Distribution    Properties   ($000's)    Balance     LTV
----------------- ----------- ------------ -------- -----------
California            6       $235,948     16.7%     60.2%
New York              2        182,524     13.0      63.0
Pennsylvania          3        145,346     10.3      75.3
Illinois             38         83,228      5.9      56.3
Virginia              4         81,448      5.8      66.1
Nevada                1         78,998      5.6      67.2
Georgia               6         69,151      4.9      62.0
Ohio                 25         56,029      4.0      58.8
Texas                25         55,671      4.0      54.2
Other               139        420,810     29.9      55.5
  Total             249     $1,409,153      100%     60.4%
----------------- ----------- ------------ -------- -----------


                        Diversification by Property Type

                                 Cut-Off Date Principal Balance
                                 ------------------------------
                       Number of            % by
  Property Type        Properties ($000's) Balance  DSCR   LTV
 ------------------------------------------------------------------
  Hotel                   184       $464,442   33.0% 2.33x    53.4%
  Refrigerated
  Distribution/Warehouse   58        401,500    28.5  1.90     58.7
  Retail                    3        355,192    25.2  1.47     67.2
  Office                    4        188,018    13.3  1.40     75.2
  Total                   249     $1,409,153    100%  1.86x    60.4%
  ------------------------------------------------------------------

(1)   Balances may not sum to total due to rounding.

             Grande LoanTM/SM II: Preliminary Structural Term Sheet

                      GS Mortgage Securities Corporation II
                  Commercial Mortgage Pass-Through Certificates
                                Series 1998-GL II


Overview of the Loans

                    Cut-Off                               Under-                          Cut-Off
                      Date       Property   Number of     written Interest  Amort          Date               ARD    Lockout
Property            Balance        Type        of          NCF      Rate    (yrs) DSCR(1)  LTV  ARD Balance   LTV    Term (2)  ARD
                    ($000's)                Properties    (000's)
------------------------------------------------------------------------------------------------------------------------------------
URS Pool           $253,000   Refrigerated     29    $  40,350    6.894%    25    1.88x  59.7    $199,755    47.0%    2 yrs  5/11/08
                              Dist. Warehouse                                                      %
Tharaldson Pool B   183,352   Hotel            93       36,701    6.876     25    2.35   55.4     144,503    43.7     2 yrs  2/11/08
Tharaldson Pool A   178,671   Hotel            90       35,628    6.876     25    2.35   53.7     140,908    42.3     2 yrs  2/11/08
Green Acres         159,524   Retail            1       19,422    6.750     30    1.54   63.0     136,831    54.0     2 yrs  2/11/08
Americold Pool      148,500(3)Refrigerated     29       24,445(4) 6.894     25    1.94   57.0     117,248    44.9     2 yrs  5/11/08
                              Dist. Warehouse
Pier 39             116,670   Retail            1       13,154    7.107     30    1.38   73.8     100,516    64.0     2 yrs  4/11/08
One Commerce Square 111,411   Office            1       17,574(5) 6.995     30(6) 1.34(7)82.5      68,866    51.0     2 yrs  4/11/08
Marriott Desert     102,419   Hotel             1       21,500    7.800     25    2.27   50.0      75,085    36.6     2 yrs  6/11/10
Springs
Showcase             78,998   Retail            1        9,902    7.523     28    1.44   67.2      67,184    57.2     2 yrs 11/11/07
Crystal City Pool    76,608   Office            3        9,774    6.904     30    1.61   66.6      65,926    57.3     2 yrs 11/11/07
Total/Weighted   $1,409,153(8)                249     $228,450    7.000%          1.86x  60.4% $1,116,377   48.9%
Avg.
------------------------------------------------------------------------------------------------------------------------------------

(1)  Based on Underwritten Net Cash Flow.

(2)  Lockout is from the date of the securitization.

(3) A note representing 50% of the total loan amount is being contributed to the trust.

(4)  The Underwritten Net Cash Flow shown is 50% of the total.

(5) The Underwritten Net Cash Flow includes that associated with the above market IBM rent component.

(6) Tranche A amortizes over a 30-year term, whereas Tranche B amortizes over a 53-month term (sized to be amortized by the above market IBM rent component).

(7)  DSCR for Tranche A of the One Commerce Square Loan.

(8)  Balances may not sum to total due to rounding.

             Grande LoanTM/SM II: Preliminary Structural Term Sheet

                     GS Mortgage Securities Corporation II
                 Commercial Mortgage Pass-Through Certificates
                               Series 1998-GL II


                         Credit-Enhancing Loan Features
                              Principal             Low DSCR            Reserve        Lock Box/          Cross
Loan                          Repayment             Reserve          Accounts (1)    Sweep Account   Collateralization Reporting
------------------------- ------------------- --------------------- ---------------- --------------- ----------------  -----------
URS Pool                       ARD (2)                Yes              DM/Cap Ex     Sweep Account         Yes          M/Q/Y
Tharaldson Pool B              ARD (2)                 No              DM/Cap Ex     Sweep Account         Yes          M/Q/Y
Tharaldson Pool A              ARD (2)                 No              DM/Cap Ex     Sweep Account         Yes          M/Q/Y
Green Acres                    ARD (2)                Yes              DM/Cap Ex     Hard Lockbox         N.A.          M/Q/Y
Americold Pool                 ARD (2)                Yes              DM/Cap Ex     Hard Lockbox          Yes          M/Q/Y
Pier 39                        ARD (2)                Yes              DM/Cap Ex     Hard Lockbox         N.A.          M/Q/Y
One Commerce Square            ARD (2)                Yes           TI/LC/DM/Cap Ex  Hard Lockbox         N.A.          M/Q/Y
Marriott Desert Springs        ARD (2)                Yes              DS/Cap Ex     Springing            N.A.          M/Q/Y
                                                                                     Lockbox
Showcase                       ARD (2)                Yes               Cap Ex       Hard Lockbox         N.A.          M/Q/Y
Crystal City Pool              ARD (2)                Yes           TI/LC/DS/Cap Ex  Springing             Yes          M/Q/Y
                                                                                     Lockbox
------------------------- ------------------- --------------------- ---------------- --------------- ---------------- -----------

(1) Reserve accounts include up front and ongoing reserves. DM = Deferred Maintenance, TI = Tenant Improvements, LC = Leasing Commissions, DS = Debt Service, Cap Ex = Capital Expenditures.

(2) At the Anticipated Repayment Date, if the loan has not been repaid in full, hyperamortization commences. Specifically, the interest rate increases by 2% and all excess cash flow is used to reduce the outstanding principal balance; the additional 2% interest is accrued until the principal balance is zero.

             Grande LoanTM/SM II: Preliminary Structural Term Sheet

                     GS Mortgage Securities Corporation II
                 Commercial Mortgage Pass-Through Certificates
                               Series 1998-GL II

Overview of the Collateral

                    Geographic Diversification by
                      Cut-Off Date Loan Amounts
                          [GRAPHIC OMITTED]

                    Property-Type Distribution by
                      Cut-Off Date Loan Amounts
                          [GRAPHIC OMITTED]

 -------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                                  URS Pool Loan
 -------------------------------------------------------------------------------


                        Loan Information

Principal Balance:          Original         Cut-Off Date(1)
                        $ 253,000,000         $ 253,000,000

Origination Date:       April 22, 1998

Interest Rate:          6.894%

Amortization:           25 years

Hyperamortization:      After the ARD, interest rate increases to 8.894% and all
                        excess cash flow is used to reduce outstanding principal balance; the additional 2% interest is accrued until principal balance is zero.

Anticipated Repayment
Date ("ARD"):           May 11, 2008

Maturity Date:          May 11, 2023

The Borrower/Sponsor:   URS  Real  Estate,   L.P.,  a   special-purpose   entity
                        controlled  by Vornado  Realty L.P.  and  Crescent  Real
                        Estate Equities Company.

Call Protection:        Two-year   prepayment   lockout   from   the   date   of
                        securitization with U.S. Treasury defeasance thereafter until one payment date prior to the ARD.

Cut-Off Date Loan/NRSF: $57


Up-Front Reserves:      Deferred Maintenance:        $1,188,894

Ongoing Reserves:       CapEx:                  $5,722,543/year
                        Low Debt Service: cash flow in excess of debt service is escrowed if the DSCR falls below 1.25x.

Collection Account:     Sweep Lockbox

Cross-Collateralization/
Default:                Yes

Partner Loans:          None

                     Property Information

Single Asset/Portfolio:      Portfolio of 29 assets

Property Type:               Refrigerated
                             Distribution/Warehouse

Property Location by
Allocated Loan Amount:

                      [GRAPHIC OMITTED]

The Collateral:              29 cold storage warehouses

                             SF:                 4,463,095
                             Cubic SF:   113,554,129

Property Management:         URS Logistics, Inc.
                             (dba Americold Logistics)

1997 Net Operating Income:   $54,216,403

Underwritten Net Cash Flow:  $40,349,956

Appraised Value:             $423,450,000

Appraised By:                Landauer Associates

Appraisal Date:              March 1, 1998

Cut-Off Date LTV:            59.7%

DSCR (2):                    1.88x

(1)   May 11, 1998.
(2)   Based on Underwritten Net Cash Flow.

 -------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                                  URS Pool Loan
 -------------------------------------------------------------------------------

                              Property Description

                                                                                    Year Built /       Square           Cubic
     Property              Location                         Property Type            Renovated        Footage          Footage
====================================================================================================================================
1.    Albertville          Albertville, AL              Regional Production            1993              64,490        2,192,660

2.    Augusta              Augusta, GA                  Regional Distribution        1971/1984           48,284        1,111,663

3.    Birmingham           Birmingham, AL               Regional Distribution        1962/1992           85,893        2,015,990

4.    Charlotte Central    Charlotte, NC                Regional Distribution        1928/1969           58,912        1,028,492

5.    Charlotte North      Charlotte, NC                Regional Distribution        1964/1992          164,820        4,135,790

6.    Chelsea Memphis      Memphis, TN                    Captive Production            N/A              36,750          585,687

7.    Columbia             Columbia, SC                 Regional Distribution        1971/1992           83,742        1,609,950

8.    Ft. Smith            Fort Smith, AR                Regional Production         1960/1989           78,249        1,403,467

9.    Gadsden              Gadsden, AL                   Regional Production         1991/1994          118,953        3,970,232

10.   Gateway              Atlanta, GA                  National Distribution        1972/1986          476,682       11,120,249

11.   Indianapolis         Indianapolis, IN             National Distribution        1979/1990          311,671        9,110,009

12.   Lakewood             Atlanta, GA                  National Distribution        1962/1968          157,092        2,852,540

13.   Leesport             Leesport, PA                 National Distribution        1993/1994          168,872        5,753,042

14.   Marshall             Marshall, MO                   Captive Production         1985/1992          160,818        4,828,460

15.   Memphis Parkway      Memphis, TN                  Regional Distribution        1962/1967          246,169        5,603,013

16.   Montezuma            Montezuma, GA                  Captive Production         1965/1990          175,844        4,236,747

17.   Montgomery [New]     Montgomery, AL               Regional Distribution        1989/1991           68,074        1,247,856

18.   Murfreesboro         Murfreesboro, TN               Captive Production         1982/1988          106,400        2,934,400

19.   Norfolk              Norfolk, VA                  Regional Distribution        1971/1975           82,984        1,924,376

20.   Oklahoma [1]         Oklahoma City, OK             Regional Production         1928/1961           64,116          721,281

21.   Oklahoma [2]         Oklahoma City, OK             Regional Production         1968/1971           74,128        1,374,293

22.   Portland             Portland, ME                  Regional Production         1952/1963          151,649        1,834,971

23.   Syracuse             Syracuse, NY                 National Distribution        1960/1987          447,204       11,832,633

24.   Tarboro              Tarboro, NC                    Captive Production            1987            104,047        3,433,536

25.   Tomah                Tomah, WI                      Captive Production         1989/1994          161,000        4,589,800

26.   Turlock 1            Turlock, CA                   Regional Production         1953/1968          138,902        2,500,236

27.   Westgate             Atlanta, GA                  National Distribution        1990/1993          334,662       11,454,919

28.   West Memphis         West Memphis, AR             Regional Distribution        1985/1995          166,376        5,339,012

29.   Wichita              Witchita, KS                  Regional Production         1974/1979          126,312        2,808,825

      Total                                                                                           4,463,095      113,554,129


====================================================================================================================================

-------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                                  URS Pool Loan
 -------------------------------------------------------------------------------

                              Property Description


                           Cut-Off Date
                       Allocated Loan Amount       Appraised                                 Underwritten
Property                                             Value           Cut-Off Date LTV        Net Cash Flow             DSCR
====================================================================================================================================
1.    Albertville         $    5,854,960        $    9,800,000              59.7%             $  1,234,730              2.49      x
2.    Augusta                  2,688,502             4,500,000              59.7                   390,388              1.71
3.    Birmingham               3,076,841             5,150,000              59.7                   509,776              1.96
4.    Charlotte                1,792,335             3,000,000              59.7                   325,639              2.15
      Central
5.    Charlotte North          9,977,330            16,700,000              59.7                 1,808,272              2.14
6.    Chelsea Memphis          2,569,013             4,300,000              59.7                   465,972              2.14
7.    Columbia                 3,345,692             5,600,000              59.7                   469,088              1.66
8.    Ft. Smith                2,031,313             3,400,000              59.7                   419,964              2.44
9.    Gadsden                 11,650,176            19,500,000              59.7                 1,248,273              1.27
10.   Gateway                 33,000,000            50,700,000              65.1                 6,229,915              2.23
11.   Indianapolis            23,000,000            35,400,000              65.0                 3,328,027              1.71
12.   Lakewood                 3,704,159             6,200,000              59.7                   466,188              1.49
13.   Leesport                17,505,136            29,300,000              59.7                 2,540,676              1.71
14.   Marshall                 9,081,163            15,200,000              59.7                 1,544,491              2.01
15.   Memphis Parkway          8,543,462            14,300,000              59.7                 1,178,457              1.63
16.   Montezuma                6,392,661            10,700,000              59.7                 1,206,608              2.23
17.   Montgomery [New]         3,883,392             6,500,000              59.7                   193,891              0.59
18.   Murfreesboro             9,200,652            15,400,000              59.7                 1,319,704              1.69
19.   Norfolk                  4,839,304             8,100,000              59.7                   775,282              1.89
20.   Oklahoma [1]             1,684,795             2,800,000              60.2                   327,958              2.30
21.   Oklahoma [2]             2,210,546             3,700,000              59.7                   345,495              1.85
22.   Portland                 3,345,692             5,600,000              59.7                   487,851              1.72
23.   Syracuse                23,000,000            36,500,000              63.0                 3,300,227              1.69
24.   Tarboro                  5,777,434            19,300,000              29.9                   980,566              2.00
25.   Tomah                   11,172,220            18,700,000              59.7                 2,327,549              2.46
26.   Turlock 1                6,990,106            11,700,000              59.7                 1,392,268              2.35
27.   Westgate                20,313,127            34,000,000              59.7                 3,011,833              1.75
28.   West Memphis            11,411,198            19,100,000              59.7                 1,817,016              1.88
29.   Wichita                  4,958,793             8,300,000              59.7                   703,853              1.68
      Total                 $253,000,000          $423,450,000              59.7%              $40,349,956              1.88      x

====================================================================================================================================

 -------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                             Tharaldson Pool B Loan
 -------------------------------------------------------------------------------

                        Loan Information

Principal Balance:             Original           Cut-Off Date(1)
                          $184,293,000              $183,352,232

Origination Date:         January 20, 1998

Interest Rate:            6.876%

Amortization:             25 years

Hyperamortization:        After the ARD,  interest rate  increases to 8.876% and
                          all excess cash flow is used to reduce outstanding principal balance; the additional 2% interest is accrued until principal balance is zero.

Anticipated Repayment
Date ("ARD"):             February 11, 2008

Maturity Date:            February 11, 2023

The Borrower/Sponsor:     94 separate  special-purpose  entities  controlled  by
                          Tharaldson Motels, Inc.

Call Protection:          Two-year   prepayment   lockout   from   the  date  of
                          securitization    with   U.S.   Treasury    defeasance
                          thereafter until the ARD.

Cut-Off Date Loan/Room:   $31,299

Up-Front Reserves:        Deferred Maintenance:       $   221,009
                          Environmental:             $     50,938
                          Seasonality:                 $1,299,196
                          Tax Liability:               $1,243,143

Ongoing Reserves:         FF&E: 5% of gross revenue
                          Seasonality:   maintain  at  least  one  month's  debt
                          service ($1,299,196) at all times

Collection Account:       Sweep Lockbox

Cross-Collateralization/
Default:                  Yes

Partner Loans:            None


                      Property Information

Single Asset/Portfolio:      Portfolio of 93 assets

Property Type:               Limited-Service Hotels

Property Location by         [GRAPHIC OMITTED]
Allocated Loan Amount:

Years Built:                 1988 - 1996

1997 Occupancy:              76%

1997 Average Daily Rate:     $56.07

1997 REVPAR:                 $42.67

The Collateral:              93 limited-service  hotels with approximately 5,858
                             rooms

Franchises:                  Comfort Inn
                             Comfort Suites
                             Country Inn & Suites
                             Courtyard
                             Days Inn
                             Fairfield Inn
                             Hampton Inn
                             Holiday Inn Express
                             Residence Inn
                             Super 8

Property Management:         Tharaldson Property Management, Inc.

1997 Net Operating Income:   $34,696,365

Underwritten Net Cash Flow:  $36,701,015

Appraised Value:             $331,000,000

Appraised By:                Hospitality Valuation Services

Appraisal Date:              January 1, 1998

Cut-Off Date LTV:            55.4%

DSCR (2):                    2.35x

(1)   May 11, 1998.
(2)   Based on Underwritten Net Cash Flow.

--------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                             Tharaldson Pool B Loan
--------------------------------------------------------------------------------

                              Property Description

                                                  Cut-Off Date
                      Number of     Number of    Allocated Loan                       Cut-Off Date  Underwritten Net
Franchise               Hotels        Rooms          Amount        Appraised Value        LTV           Cash Flow          DSCR
------------------------------------------------------------------------------------------------------------------------------------
Comfort Inn                19        1,097      $  29,579,231     $  53,900,000           54.9%      $  5,819,260           2.31x
Comfort Suites              5          306         10,271,299        18,400,000           55.8          1,912,947           2.19
Country Inn & Suites        2          126          4,083,050         8,000,000           51.0            996,749           2.87
Courtyard                   3          234          8,800,843        15,600,000           56.4          1,796,479           2.40
Days Inn                    1           62          1,480,404         2,200,000           67.3            227,774           1.81
Fairfield Inn              39        2,427         76,423,874       135,200,000           56.5         15,320,481           2.36
Hampton Inn                10          682         17,987,706        35,700,000           50.4          3,930,139           2.57
Holiday Inn Express         4          256          9,265,460        16,300,000           56.8          1,775,518           2.25
Residence Inn               6          442         20,821,168        36,400,000           57.2          3,974,502           2.24
Super 8                     4          226          4,639,197         9,300,000           49.9            947,166           2.40
Total                      93        5,858       $183,352,232      $331,000,000           55.4%       $36,701,015           2.35x
------------------------------------------------------------------------------------------------------------------------------------



                                               Cut-Off Date
                   Number of    Number of     Allocated Loan                        Cut-Off Date   Underwritten Net
State                Hotels       Rooms           Amount         Appraised Value        LTV            Cash Flow           DSCR
------------------------------------------------------------------------------------------------------------------------------------
CO                       3          193     $   6,123,580       $  11,500,000            53.2%     $  1,180,537             2.27x
IA                       8          453        11,521,882          23,300,000            49.5         2,357,253             2.41
IL                      14          909        31,569,021          55,500,000            56.9         5,807,846             2.16
IN                       5          308         8,863,522          15,200,000            58.3         1,609,658             2.14
KS                       6          396        10,561,808          17,100,000            61.8         2,338,664             2.60
KY                       3          178         5,861,923           9,900,000            59.2         1,172,558             2.35
MI                       3          192         5,042,129          10,000,000            50.4         1,197,666             2.79
MN                       5          299         8,516,303          14,800,000            57.5         1,841,923             2.54
MO                       2          109         3,667,184           6,900,000            53.1           754,583             2.42
MT                       3          179         5,423,174           9,500,000            57.1         1,085,999             2.36
ND                       7          443        10,364,819          20,500,000            50.6         2,160,030             2.45
NE                       2          123         4,592,437           8,400,000            54.7           957,467             2.45
OH                      10          627        24,654,499          40,500,000            60.9         4,499,531             2.15
OK                       4          267         9,625,612          18,100,000            53.2         2,109,717             2.58
TX                      14          960        31,743,128          59,800,000            53.1         6,564,814             2.43
WI                       3          166         3,672,158           6,800,000            54.0           727,795             2.33
WY                       1           56         1,549,052           3,200,000            48.4           334,974             2.54
Total                   93        5,858      $183,352,232        $331,000,000            55.4%      $36,701,015             2.35x
------------------------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                             Tharaldson Pool A Loan
 -------------------------------------------------------------------------------


                        Loan Information

Principal Balance:              Original       Cut-Off Date (1)
                          $179,508,000           $178,671,275

Origination Date:         January 20, 1998

Interest Rate:            6.876%

Amortization:             25 years

Hyperamortization:        After the ARD,  interest rate  increases to 8.876% and
                          all excess cash flow is used to reduce outstanding principal balance; the additional 2% interest is accrued until principal balance is zero.

Anticipated Repayment
Date ("ARD"):             February 11, 2008

Maturity Date:            February 11, 2023

The Borrower/Sponsor:     92 separate  special-purpose  entities  controlled  by
                          Tharaldson Motels, Inc.

Call Protection:          Two-year   prepayment   lockout   from   the  date  of
                          securitization    with   U.S.   Treasury    defeasance
                          thereafter until the ARD.



Cut-Off Date Loan/Room:   $30,553



Up-Front Reserves:        Deferred Maintenance:       $   267,469
                          Environmental:             $     61,250
                          Seasonality:                 $1,265,463
                          Tax Liability:               $1,276,281



Ongoing Reserves:         FF&E: 5% of gross revenue
                          Seasonality:   maintain  at  least  one  month's  debt
                          service ($1,265,463) at all times

Collection Account:       Sweep Lockbox

Cross-Collateralization/
Default:                  Yes

Partner Loans:            None

                      Property Information

Single Asset/Portfolio:       Portfolio of 90 assets

Property Type:                Limited-Service Hotels

Property Location by          [GRAPHIC OMITTED]
Allocated Loan Amount:

Years Built:                  1988 - 1997

1997 Occupancy:               76%

1997 Average Daily Rate:      $55.76

1997 REVPAR:                  $42.41

The Collateral:               90 limited-service hotels with approximately 5,848
                              rooms

Franchises:                   Comfort Inn
                              Comfort Suites
                              Country Inn & Suites
                              Courtyard
                              Fairfield Inn
                              Hampton Inn
                              Homewood Suites
                              Residence Inn
                              Sleep Inn
                              Super 8
                              Tharaldson Inn & Suites

Property Management:          Tharaldson Property Management,
                              Inc.

1997 Net Operating Income:    $33,817,012

Underwritten Net Cash Flow:   $35,628,415

Appraised Value:              $333,000,000

Appraised By:                 Hospitality Valuation Services

Appraisal Date:               January 1, 1998

Cut-Off Date LTV:             53.7%

DSCR (2):                     2.35x

(1)   May 11, 1998.
(2)   Based on Underwritten Net Cash Flow.

--------------------------------------------------------------------------------
              Grande LoanTM/SMII: Preliminary Collateral Term Sheet
                             Tharaldson Pool A Loan
 -------------------------------------------------------------------------------

                              Property Description

                                                   Cut-Off Date
                           Number of  Number of   Allocated Loan                            Cut-Off    Underwritten Net
Franchise                   Hotels      Rooms         Amount          Appraised Value       Date LTV       Cash Flow        DSCR
------------------------------------------------------------------------------------------------------------------------------------
Comfort Inn                    22     1,311      $  35,315,615       $  64,300,000             54.9%    $  6,606,045          2.20x
Comfort Suites                  4       247          8,880,413          17,000,000             52.2        1,739,979          2.31
Country Inn & Suites            3       178          4,246,115           8,500,000             50.0          901,401          2.50
Courtyard                       3       232          8,760,972          15,400,000             56.9        1,637,061          2.20
Fairfield Inn                  35     2,302         72,911,552         132,000,000             55.2       15,272,264          2.46
Hampton Inn                    12       789         24,071,273          43,500,000             55.3        4,457,368          2.18
Homewood Suites                 1        66          2,660,541           4,900,000             54.3          530,757          2.35
Independent                     1       121          2,986,016           9,700,000             30.8          596,736          2.35
Residence Inn                   5       354         13,262,889          26,900,000             49.3        2,845,856          2.52
Sleep Inn                       2       123          3,071,616           5,500,000             55.8          619,281          2.37
Super 8                         1        61          1,075,961           2,000,000             53.8          185,907          2.03
Tharaldson Inn & Suites         1        64          1,428,311           3,300,000             43.3          235,760          1.94
Total                          90     5,848       $178,671,275        $333,000,000             53.7%     $35,628,415          2.35x
------------------------------------------------------------------------------------------------------------------------------------


                                       Cut-Off Date
            Number of   Number of     Allocated Loan                                           Underwritten Net
State        Hotels       Rooms           Amount         Appraised Value    Cut-Off Date LTV       Cash Flow             DSCR
------------------------------------------------------------------------------------------------------------------------------------
AR               2         122      $    3,314,478     $   5,700,000                58.1%     $     728,330               2.59x
IA               7         446         10,929,815         22,800,000                47.9          2,393,825               2.58
IL              23       1,445         44,746,450         79,900,000                56.0          8,619,687               2.27
IN               8         511         13,921,804         27,300,000                51.0          2,657,275               2.25
KY               1          68          2,744,149          4,900,000                56.0            577,626               2.48
MI               1          57          2,188,750          4,000,000                54.7            498,473               2.68
MN               5         458         15,078,387         32,500,000                46.4          3,273,690               2.55
MT               3         184          5,376,820          9,900,000                54.3          1,130,862               2.47
ND               3         176          3,274,665          7,400,000                44.3            798,828               2.87
OH              15         950         32,727,735         57,200,000                57.2          5,924,268               2.13
OK               2         128          3,870,873          7,400,000                52.3            855,355               2.60
SD               2         128          3,440,886          7,200,000                47.8            694,620               2.38
TX              11         726         23,745,797         43,200,000                55.0          4,821,418               2.39
WI               7         449         13,310,666         23,600,000                56.4          2,654,158               2.35
Total           90       5,848       $178,671,275       $333,000,000                53.7%       $35,628,415               2.35x
------------------------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
              Grande LoanTM/SMII: Preliminary Collateral Term Sheet
                                Green Acres Loan
 -------------------------------------------------------------------------------

                        Loan Information

Principal Balance:            Original            Cut-Off Date(1)
                          $160,000,000              $159,523,713

Origination Date:         February 11, 1998

Interest Rate:            6.750%

Amortization:             30 years

Hyperamortization:        After the ARD, the interest  rate  increases to 8.750%
                          and all excess cash flow is used to reduce outstanding principal balance; the additional 2% interest is accrued until principal balance is zero.

Anticipated Repayment
Date ("ARD"):             February 11, 2008

Maturity Date:            March 11, 2028

The Borrower/Sponsor:     Green Acres Mall,  L.L.C.,  a  special-purpose  entity
                          controlled by Vornado Realty L.P.

Call Protection:          Two-year   prepayment   lockout   from   the  date  of
                          securitization    with   U.S.   Treasury    defeasance
                          thereafter until one payment date prior to the ARD.

Cut-Off Date Loan/NRSF:   $87

Up-Front Reserves:        Deferred Maintenance:
                                                  $69,375

Ongoing Reserves:         CapEx:  $0.15/SF/year
                          Low Debt Service: Cash flow in excess of debt service is escrowed if the DSCR falls below 1.25x.

Collection Account:       Hard Lockbox

Cross-Collateralization/
Default:                  Not Applicable

Partner Loans:            None



                      Property Information

Single Asset/Portfolio:       Single Asset

Property Type:                Retail

Location:                     Valley Stream, NY

Year Built/Renovated:         1958/1991

Occupancy(2):                 91% (as of March 25, 1998)

The Collateral:               An enclosed two-story regional shopping center and
                              13 free-standing out-parcel buildings encompassing approximately 1,828,882 rentable square feet.


                                           Covenant            Lease
Major Tenants                 NRSF        Expiration        Expiration
Macy's                       266,676          N/A            08/18/06
Sterns                       186,922          N/A            01/31/07
Sears (ground lease)         144,537       10/31/98          10/31/23
K-Mart                       131,433          N/A            08/12/10
Dime Bank                     62,200          N/A            08/31/00
Waldbaums                     54,225          N/A            09/26/11

Property Management:          Vornado Realty L.P.

1997 Net Operating Income:    $20,750,067

Underwritten Net Cash Flow:   $19,421,844

Appraised Value:              $253,200,000

Appraised By:                 Landauer Associates, Inc.

Appraisal Date:               March 1, 1998

Cut-Off Date LTV:             63.0%

DSCR(2):                      1.54x

(1)   May 11, 1998.
(2)   Excluding basement storage space.
(3)   Based on Underwritten Net Cash Flow.

--------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                                Green Acres Loan
--------------------------------------------------------------------------------


                            Lease Expiration Schedule

Year Ending Dec. 31           Expiring SF(1)             % of Total SF          Annualized Base Rent       % of Total Base Rent
====================================================================================================================================
MO/MO                              29,710                        1.6%               $     322,652                     1.8%
1998                               12,461                        0.7                      346,490                     1.9
1999                               62,766                        3.4                      943,505                     5.2
2000                               92,357                        5.0                    1,445,567                     7.9
2001                               61,451                        3.4                    1,324,849                     7.3
2002                               56,005                        3.1                    1,390,870                     7.6
2003                               54,043                        3.0                    1,238,612                     6.8
2004                               41,088                        2.2                    1,290,814                     7.1
2005                               71,254                        3.9                    1,850,135                    10.2
2006                              323,016                       17.7                    2,131,356                    11.7
2007                              249,978                       13.7                    1,949,589                    10.7
Thereafter                        526,627                       28.8                    3,993,398                    21.9
Vacant                            248,226                       13.6                           --                     0.0
  Total                         1,828,882                      100.0%                 $18,227,837                   100.0%
====================================================================================================================================

(1)  Including Storage Space.

 -------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                               Americold Pool Loan
 -------------------------------------------------------------------------------



                        Loan Information

Principal Balance(1):          Original       Cut-Off Date(2)
                           $ 148,500,000         $ 148,500,000

Origination Date:          April 22, 1998

Interest Rate:             6.894%

Amortization:              25 years

Hyperamortization:         After the ARD,  interest rate increases to 8.894% and
                           all excess cash flow is used to reduce outstanding principal balance; the additional 2% interest is accrued until principal balance is zero.

Anticipated Repayment
Date ("ARD"):              May 11, 2008

Maturity Date:             May 11, 2023

The Borrower/Sponsor:      Americold Real Estate, L.P., a special-purpose entity
                           controlled  by Vornado  Realty L.P. and Crescent Real
                           Estate Equities Company.

Call Protection:           Two-year   prepayment   lockout   from  the  date  of
                           securitization    with   U.S.   Treasury   defeasance
                           thereafter until one payment date prior to the ARD.

Cut-Off Date
Loan/NRSF(3):              $47

Up-Front Reserves (3):     Deferred Maintenance:      $1,948,178

Ongoing Reserves (3):      CapEx: $6,534,838/year
                           Low Debt Service: cash flow in excess of debt service is escrowed if the DSCR falls below 1.25x.

Collection Account:        Hard Lockbox

Cross-Collateralization/
Default:                   Yes

Partner Loans:             None



                            Property Information

Single Asset/Portfolio:         Portfolio of 29 assets

Property Type:                  Refrigerated
                                Distribution/Warehouse

Property Location by Allocated
Loan Amount:

[GRAPHIC OMITTED]

The Collateral:                 29 cold storage warehouses

                                SF:                 6,265,643
                                Cubic SF:   155,355,702

Property Management:            Americold Corporation
                                (dba Americold Logistics)

1997 Net Operating Income (3):  $56,460,577

Underwritten Net Cash Flow (3): $48,889,851

Appraised Value (3):            $520,600,000

Appraised By:                   Landauer Associates

Appraisal Date:                 March 1, 1998

Cut-Off Date LTV (3):           57.0%

DSCR (4):                       1.94x

(1) A single note, representing 50% of the $297,000,000 loan is being contributed to the trust, the other 50% note is currently held by GSMC.

(2)  May 11, 1998.

(3)  Assuming a $297,000,000 loan amount.

(4)  Based on Underwritten Net Cash Flow and total loan debt service.

 -------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                               Americold Pool Loan
 -------------------------------------------------------------------------------



                              Property Description
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Year Built /
     Property                 Location                 Property Type         Renovated         Square Footage        Cubic Footage
------------------------------------------------------------------------------------------------------------------------------------
1.    Ash Street              Denver, CO             Regional                1976/1980            116,250               2,800,000
                                                     Distribution
2.    Bettendorf              Bettendorf, IA         Regional                1973/1977            336,000               8,848,000
                                                     Distribution
3.    Boston                  Boston, MA             Regional                   1969              218,316               3,067,994
                                                     Distribution
4.    Burley                  Burley, ID             Captive Production      1965/1968            407,217              10,722,101
5.    Burlington              Burlington, WA         Captive Production      1959/1996            194,000               4,655,000
6.    Clearfield              Clearfield, UT         National                1973/1978            358,400               8,601,600
                                                     Distribution
7.    Connell                 Connell, WA            Captive Production      1969/1971            235,200               5,644,800
8.    Main Street             Gloucester, MA         Regional Production     1961/1973             95,487               1,862,768
9.    Fogelsville             Fogelsville, PA        National                1976/1997            683,914              21,623,336
                                                     Distribution
10.   Ft. Dodge               Fort Dodge, IA         Regional                1979/1980            155,811               3,739,464
                                                     Distribution
11.   Hermiston               Hermiston, OR          Captive Production         1975              283,200               4,032,000
12.   Jesse St.               Los Angeles, CA        National                1954/1980            141,600               2,682,400
                                                     Distribution
13.   Lois Avenue             Tampa, FL              Regional                   1953               22,220                 400,000
                                                     Distribution
14.   Milwaukie               Portland, OR           Regional                1958/1988            196,626               4,688,424
                                                     Distribution
15.   Moses Lake              Moses Lake, WA         Captive Production      1967/1979            302,400               7,257,600
16.   Nampa                   Nampa, ID              Regional Production     1946/1974            364,000               7,981,000
17.   Plant City              Plant City, FL         Regional Production        1956               30,777                 750,000
18.   Plover                  Plover, WI             Captive Production      1978/1981            358,400               9,363,200
19.   Rail Road Ave.          Gloucester, MA         Regional Production        1964               13,602                 270,480
20.   Rochelle                Rochelle, IL           National                   1967              179,712               6,020,352
                                                     Distribution
21.   Rogers St.              Gloucester, MA         Regional Production     1955/1969             95,151               2,823,256
22.   Rowe Square             Gloucester, MA         Regional Production     1963/1981            126,406               2,387,465
23.   Salem                   Salem, OR              Regional Production        1996              498,400              12,487,600
24.   Southgate               Atlanta, GA            National                   1985              100,714               3,524,990
                                                     Distribution
25.   Turlock 2               Turlock, CA            Regional Production     1960/1968            108,400               3,024,000
26.   Walla Walla             Walla Walla, WA        Regional Production        1981              140,000               3,136,000
27.   Wallula                 Wallula, WA            Captive Production         1985               40,000               1,200,000
28.   Watsonville             Watsonville, CA        Captive Production         1995              186,000               5,448,500
29.   Woodburn                Woodburn, OR           Regional Production     1952/1979            277,440               6,313,372
      Total                                                                                     6,265,643             155,355,702
====================================================================================================================================

--------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                               Americold Pool Loan
--------------------------------------------------------------------------------

                              Property Description
--------------------------------------------------------------------------------

                       Cut-Off Date Allocated                                                       Underwritten
     Property                Loan Amount           Appraised Value      Cut-Off Date LTV (1)       Net Cash Flow           DSCR
====================================================================================================================================
1.    Ash Street              1,768,536                6,200,000                  57.0%                462,849               1.54x
2.    Bettendorf              4,107,568               14,400,000                  57.0               1,088,267               1.56
3.    Boston                  2,110,834                7,400,000                  57.0                 606,267               1.69
4.    Burley                 10,012,197               35,100,000                  57.0               4,653,746               2.74
5.    Burlington              4,506,915               15,800,000                  57.0               1,783,553               2.33
6.    Clearfield              7,929,889               27,800,000                  57.0               3,016,924               2.24
7.    Connell                 6,532,174               22,900,000                  57.0               2,368,940               2.14
8.    Main Street             2,367,557                8,300,000                  57.0                 714,605               1.78
9.    Fogelsville            16,430,273               57,600,000                  57.0               2,139,954               0.77
10.   Ft. Dodge               1,354,927                4,750,000                  57.0                 346,861               1.51
11.   Hermiston               6,703,323               23,500,000                  57.0               2,739,870               2.41
12.   Jesse St.               2,082,309                7,300,000                  57.0                 685,951               1.94
13.   Lois Avenue               128,362                  450,000                  57.0                  67,936               3.12
14.   Milwaukie               5,391,183               18,900,000                  57.0               2,131,188               2.33
15.   Moses Lake              9,755,474               34,200,000                  57.0               3,561,526               2.15
16.   Nampa                   5,819,055               20,400,000                  57.0                 680,270               0.69
17.   Plant City                684,595                2,400,000                  57.0                 186,202               1.60
18.   Plover                 13,634,844               47,800,000                  57.0               5,024,753               2.17
19.   Rail Road Ave.            656,070                2,300,000                  57.0                 164,781               1.48
20.   Rochelle                7,017,096               24,600,000                  57.0               2,872,681               2.41
21.   Rogers St.              3,480,023               12,200,000                  57.0               1,064,918               1.80
22.   Rowe Square             4,079,043               14,300,000                  57.0               1,321,472               1.91
23.   Salem                   9,299,078               32,600,000                  57.0               3,364,696               2.13
24.   Southgate               3,052,151               10,700,000                  57.0                 352,282               0.68
25.   Turlock 2               2,595,755                9,100,000                  57.0                 942,005               2.14
26.   Walla Walla             2,852,478               10,000,000                  57.0                 973,992               2.01
27.   Wallula                 1,939,685                6,800,000                  57.0                 833,766               2.53
28.   Watsonville             5,191,510               18,200,000                  57.0               2,001,777               2.27
29.   Woodburn                7,017,096               24,600,000                  57.0               2,737,821               2.30
     Total                  148,500,000              520,600,000                  57.0%             48,889,852               1.94x
====================================================================================================================================

(1)  Assuming a $297,000,000 Cut-Off Date Loan Amount.

 -------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                                  Pier 39 Loan
 -------------------------------------------------------------------------------

                                Loan Information

 Principal Balance:       Original                   Cut-Off Date (1)

                          $117,000,000               $116,669,545

 Origination Date:        January 27, 1998

 Interest Rate:           7.107%

 Amortization:            30 years

 Hyperamortization:       After the ARD, the interest  rate  increases to 9.107%
                          and all excess cash flow is used to reduce outstanding principal balance; the additional 2% interest is accrued until principal balance is zero.

 Anticipated Repayment
 Date ("ARD"):            April 11, 2008

 Maturity Date:           February 11, 2028

 The Borrower/Sponsor:    Pier 39 Limited Partnership,  a special-purpose entity
                          owned by a group of wealthy individuals.

 Call Protection:         Two-year   prepayment   lockout   from   the  date  of
                          securitization    with   U.S.   Treasury    defeasance
                          thereafter until three payment dates prior to the ARD.

 Cut-Off Date Loan/NRSF:  $488

 Up-Front Reserves:       Deferred Maintenance:     $1,092,899
                          Unfunded Obligations:    $   400,000
                          Escalator Installation:  $   500,000

 Ongoing Reserves:        CapEx:  $126,768/year
                          Low Debt Service: cash flow in excess of debt service is escrowed if the DSCR falls below 1.20x.

 Collection Account:      Hard Lockbox

 Earthquake Insurance:    Full Amount of the PML with 10%
                          deductible

 Partner Loans:           None

                      Property Information

 Single Asset/Portfolio:      Single Asset

 Property Type:               Retail/Entertainment

 Location:                    San Francisco, CA

 Year Built:                  1978

 Occupancy:                   98% (as of April 1, 1998)

 The Collateral:              239,011  square foot  retail/entertainment  center
                              with a 980 space parking garage, located in the Fisherman's Wharf area of San Francisco, CA.

 Property Management:         Moor + South

 1997 Net Operating Income:   $13,737,244

 Underwritten Net Cash Flow:  $13,153,909

 Appraised Value:             $158,000,000

 Appraisal By:                Koeppel Tener Real Estate
                              Services, Inc.

 Appraisal Date:              December 29, 1997

 Cut-Off Date LTV:            73.8%

 DSCR (2):                    1.38x


(1)   May 11, 1998.
(2)   Based on Underwritten Net Cash Flow.

 -------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                                  Pier 39 Loan
 -------------------------------------------------------------------------------


                            Lease Expiration Schedule
Year Ending Dec. 31      Expiring SF          % of Total SF              Annualized Base Rent              % of Total Base Rent
====================================================================================================================================
MO/MO                        9,862                  4.1%                         333,570                              3.5%
1998                         7,889                  3.3                          884,358                              9.3
1999                        10,668                  4.5                          273,066                              2.9
2000                        25,055                 10.5                        1,540,624                             16.2
2001                        12,848                  5.4                          876,507                              9.2
2002                        18,804                  7.9                        1,113,539                             11.7
2003                         6,228                  2.6                          560,868                              5.9
2004                        15,401                  6.4                          911,172                              9.6
2005                        11,350                  4.7                          444,885                              4.7
2006                        15,578                  6.5                          815,845                              8.6
2007                         5,890                  2.5                          281,538                              3.0
Thereafter                  95,339                 39.9                        1,464,291                             15.4
Vacant                       4,099                  1.7                               --                              0.0
  Total                    239,011                100.0%                       9,500,262                            100.0%
====================================================================================================================================

 -------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                            One Commerce Square Loan
 -------------------------------------------------------------------------------


                                Loan Information

Principal Balance:            Original                   Cut-Off Date (1)
                          Tranche A: $  80,000,000        $  79,929,131
                          Tranche B:    32,000,000           31,481,501
                           Total      $112,000,000         $111,410,632

Origination Date:         March 16, 1998

Interest Rate:            6.995%

Amortization:             Tranche A: $80,000,000 amortized over a 30-year term

                          Tranche B: $32,000,000 fully amortized over 53-month term (sized to be amortized by the above market IBM rent component)

Hyperamortization:        Tranche A: After the ARD,  interest rate  increases to
                          8.995%  and all  excess  cash  flow is used to  reduce
                          outstanding   principal  balance;  the  additional  2%
                          interest is accrued until principal balance is zero.


                          Tranche B: Not Applicable

Anticipated Repayment     Tranche A:  April 11, 2008
Date ("ARD"):             Tranche B:  September 11, 2002

Maturity Date:            April 11, 2028

The Borrower/Sponsor:     Commerce Square  Partners-Philadelphia  Plaza, L.P., a
                          special-purpose  entity  controlled  by Lazard  Freres
                          Real Estate Investors, L.L.C.

Call Protection:          Two-year   prepayment   lockout   from   the  date  of
                          securitization    with   U.S.   Treasury    defeasance
                          thereafter until one payment date prior to the ARD.

Cut-Off Date Loan/NRSF:   $118

Up-Front Reserves:        Unfunded Obligations:        $2,978,272
                          TI/Leasing Commissions:      $4,497,025
                          Deferred Maintenance:        $  352,000

Ongoing Reserves:         Cap Ex:  $0.20/SF/year

                          TI/Leasing Commissions: Must maintain minimum balance of $2,078,164

                          Low Debt Service: cash flow in excess of debt service is escrowed if the net operating income falls below $8,000,000, excluding the above market IBM rent component.

Collection Account:       Hard Lockbox

Partner Loans:            $9,250,000  provided by an affiliate of Lazard Freres;
                          issued   to   an   affiliate   of   Commerce    Square
                          Partners-Philadelphia Plaza, L.P. and secured by a pledge of partnership interests.




                      Property Information

Single Asset/Portfolio:      Single Asset

Property Type:               Office

Location:                    Philadelphia, PA

Year Built:                  1987

Occupancy:                   91% (as of March 1998)


The Collateral:              942,866  rentable  square feet of office and retail
                             space in a 41-story tower with two levels of subterranean parking



  Major Tenants                      NRSF              Expiration
  IBM                             504,112 SF            09/30/02
  Stradley Ronon                   77,778 SF            12/31/10
  Delaware Management              58,532 SF            04/30/02
  Kvaerner, Inc.                   29,278 SF            10/31/13
  Panitch, Schwarze                26,229 SF            10/31/08



Property Management:         Thomas Development Partners, LLC


1997 Net Operating Income:   $20,974,917


Underwritten Net             Tranche A:  $8,552,522
Cash Flow (2):               Tranche B:  $9,021,744


Appraised Value:             $135,000,000


Appraised By:                Landauer Associates, Inc.

Appraisal Date:              February 1, 1998


Cut-Off Date LTV:            82.5%


DSCR (3):                    Tranche A:  1.34x
                             Tranche B:  1.07x

(1)  May 11, 1998.
(2) Tranche B Underwritten Net Cash Flow is attributable to the above market IBM rent component.
(3)  Based on Underwritten Net Cash Flow for each Tranche.

 -------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                            One Commerce Square Loan
 -------------------------------------------------------------------------------


                            Lease Expiration Schedule
Year Ending Dec. 31      Expiring SF          % of Total SF           Annualized Tenant Base Rent          % of Total Base Rent
====================================================================================================================================
MO/MO                          200                  0.0%                 $         4,000                              0.0%
1998                            --                  0.0                              500                              0.0
1999                        34,611                  3.7                          853,597                              3.7
2000                         8,319                  0.9                           70,712                              0.3
2001                        10,280                  1.1                          149,112                              0.6
2002                       591,881                 62.8                       18,205,240                             78.6
2003                         6,475                  0.7                           67,988                              0.3
2004                            --                  0.0                               --                              0.0
2005                        14,293                  1.5                           92,905                              0.4
2006                        34,190                  3.6                          348,195                              1.5
2007                         4,466                  0.5                           58,058                              0.3
Thereafter                 157,289                 16.7                        3,325,929                             14.4
Vacant                      80,862                  8.6                               --                              0.0
  Total                    942,866                100.0%                     $23,176,233                            100.0%
====================================================================================================================================

 -------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                          Marriott Desert Springs Loan
 -------------------------------------------------------------------------------


                        Loan Information

Principal Balance:           Original          Cut-Off Date (1)
                          $103,000,000          $102,418,958

Origination Date:         November 25, 1997

Interest Rate:            7.800%

Amortization:             25 years

Hyperamortization:        After the ARD,  interest rate  increases to 9.800% and
                          all excess cash flow is used to reduce outstanding principal balance; the additional 2% interest is accrued until principal balance is zero.

Anticipated Repayment
Date ("ARD"):             June 11, 2010

Maturity Date:            December 11, 2022

The Borrower/Sponsor:     DS Hotel LLC, a  special-purpose  entity controlled by
                          Host Marriott Corporation.

Call Protection:          Two-year   prepayment   lockout   from   the  date  of
                          securitization    with   U.S.   Treasury    defeasance
                          thereafter until the ARD.

Cut-Off Date Loan/Room:   $115,859

Up-Front Reserves:        Incentive Management Fee:    $1,940,000
                          Water Chiller:               $1,500,000
                          FF&E:                        $1,489,163
                          Debt Service:                $4,732,357

Ongoing Reserves:         Incentive  Management Fee: To be maintained only after
                          ARD; up to $1,800,000

                          FF&E: 5.5% of gross revenue Debt service: Monthly deposit required up to 600% of required debt service payment

Collection Account:       Springing Lockbox

Earthquake Insurance:     Full Amount of PML with 5% deductible

Partner Loans:            $19,733,165   mezzanine  financing  provided  by  GSMC
                          secured by a pledge of all of the membership interests in DS Hotel LLC, and $59,727,272 junior financing provided by an affiliate of Host Marriott Corporation secured by a pledge of all of the membership interests in the sole beneficial owner of DS Hotel LLC.


                      Property Information

Single Asset/Portfolio:   Single Asset

Property Type:            Full-Service Hotel

Location:                 Palm Desert, CA

Year Built:               1987

1997 Occupancy:           73%

1997 Average Daily Rate:  $169.07

1997 REVPAR:              $123.42

The Collateral:           884-room hotel with two golf courses,  a 30,000 square
                          foot spa and over 49,000 square feet of meeting space.

Property Management:      Marriott   Hotel   Services,   Inc.,  a  wholly  owned
                          subsidiary of Marriott International, Inc.

1997 Net Operating
Income:                  $21,698,185

Underwritten Net
Cash Flow:               $21,500,000

Appraised Value (2):     $205,000,000

Appraised By:            Hospitality Valuation Services

Appraisal Date:          November 14, 1997

Cut-Off Date LTV (2):    50.0%

DSCR (3):                2.27x

(1)  May 11, 1998

(2) This value assumes an operating lease agreement between Desert Springs Marriott, L.P. and Desert Springs Hotel Services; the appraised value assuming operation by Marriott International under a long-term market-level management agreement is $237,000,000.

(3)  Based on Underwritten net Cash Flow.

 -------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                                  Showcase Loan
 -------------------------------------------------------------------------------


                        Loan Information

Principal Balance:          Original              Cut-
                                                Off Date (1)
                          $79,500,000           $78,998,166

Origination Date:         September 12, 1997

Interest Rate:            7.523%

Amortization:             28 Years

Hyperamortization:        After the ARD, the interest  rate  increases to 9.523%
                          and all excess cash flow is used to reduce outstanding principal balance; the additional 2% interest is accrued until principal balance is zero.

Anticipated Repayment
Date ("ARD"):             November 11, 2007

Maturity Date:            November 11, 2025

The Borrower/Sponsor:     Showcase Mall Joint Venture, a special-purpose  entity
                          controlled by Forest City Enterprises.

Call Protection:          Two-year   prepayment   lockout   from   the  date  of
                          securitization    with   U.S.   Treasury    defeasance
                          thereafter until one payment date prior to the ARD.

Cut-Off Date Loan/NRSF:   $424

Up-Front Reserves:        Unfunded Obligations:       $2,296,899

Ongoing Reserves:         CapEx:  $0.15/SF/year

                          Low Debt Service: Cash flow in excess of debt service is escrowed if net operating income falls below $8,500,000.

Collection Account:       Hard Lockbox

Cross-Collateralization/
Default:                  Not Applicable

Partner Loans:            None





                      Property Information

Single Asset/Portfolio:       Single Asset

Property Type:                Retail/Entertainment

Location:                     Las Vegas, NV

Year Built:                   1997

Occupancy:                    99% (as of December 31, 1997)

The Collateral:               186,400  square foot  retail/entertainment  center
                              with a 1,500 parking  space garage,  located along
                              "The Strip" in Las Vegas, NV.



       Major Tenants                NRSF              Expiration
      The World of Coke          34,641 SF             07/31/17

      Ethel M Chocolates         28,601 SF             08/31/12

      SEGA Gameworks             47,161 SF             03/31/12

      All-Star Cafe              36,172 SF             12/31/16

      U.A. Theaters              41,108 SF             12/31/17



Property Management:          Forest City Commercial Management,
                              Inc.

1997 Net Operating Income:    N/A (Opened in July, 1997)

Underwritten Net Cash Flow:   $9,902,261

Appraised Value:              $117,500,000

Appraised By:                 Cushman & Wakefield

Appraisal Date:               September 1, 1997

Cut-Off Date LTV:             67.2%

DSCR (2):                     1.44x



(1)   May 11, 1998.
(2)   Based on Underwritten Net Cash Flow.

 -------------------------------------------------------------------------------
             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                             Crystal City Pool Loan
 -------------------------------------------------------------------------------


                        Loan Information

Principal Balance:             Original         Cut-Off Date (1)
                           $77,000,000             $76,608,478

Origination Date:          October 31, 1997

Interest Rate:             6.904%

Amortization:              30 years

Hyperamortization:         After the ARD, the interest rate  increases to 8.904%
                           and  all   excess   cash   flow  is  used  to  reduce
                           outstanding  principal  balance;  the  additional  2%
                           interest is accrued until principal balance is zero.

Anticipated Repayment
Date ("ARD"):              November 11, 2007

Maturity Date:             October 31, 2027

The Borrower/Sponsor:      CESC/Rosslyn   L.LC.,   a   special-purpose    entity
                           controlled by Charles E. Smith Commercial Realty L.P.

Call Protection:           Two-year   prepayment   lockout   from  the  date  of
                           securitization    with   U.S.   Treasury   defeasance
                           thereafter until the ARD.

Cut-Off Date Loan/NRSF:    $132

Up-Front Reserves:         TI/Leasing Commissions:     $1,000,000
                           CapEx:                      $  116,000
                           Debt Service:               $  507,328

Ongoing Reserves:          TI/Leasing   Commisions:   $83,333  per  month  until
                           September 1998.

                           Low Debt Service: Cash flow in excess of debt service is escrowed if net operating income falls below $9,500,000.

Collection Account:        Springing Lockbox

Cross-Collateralization/
Default:                   Yes

Partner Loans:             None






                      Property Information

Single Asset/Portfolio:      Portfolio of three assets

  Property Type:             Office

Location:                    Arlington County, Virginia

Years Built:                 1985, 1987 & 1990

Occupancy:                   97% (as of February 1998)

The Collateral:              Three   Class  A   office   buildings,   comprising
                             approximately  579,416  SF,  located in the Crystal
                             City area of Northern Virginia

                             Office:                 572,329 NRSF
                             Retail:                   2,800 NRSF
                             Storage:                  4,287 NRSF
                             Total Space:            579,416 NRSF
                             Garage Space:             1,602 spaces


           Major Tenants             NRSF          Expiration
         U.S. Government             214,764 SF    1/99 - 3/02
         Systems Research            109,127 SF    9/98 - 6/01

Property Management:         Charles E. Smith Real Estate
                             Services, L.P.

  1997 Net Operating Income: $10,851,545

Underwritten Net Cash Flow:  $9,774,441

Appraised Value:             $115,100,000

Appraised By:                Cushman & Wakefield

Appraisal Date:              October 1997

Cut-Off Date LTV:            66.6%

DSCR (2):                    1.61x


(1)  May 11, 1998.
(2)  Based on Underwritten Net Cash Flow.

             Grande LoanTM/SM II: Preliminary Collateral Term Sheet
                             Crystal City Pool Loan



                            Lease Expiration Schedule
Year Ending Dec. 31      Expiring SF          % of Total SF           Annualized Tenant Base Rent          % of Total Base Rent
====================================================================================================================================
MO/MO                           --                  0.0%                $             --                              0.0%
1998                        53,742                  9.3                        1,433,436                              9.7
1999                       244,607                 42.2                        6,188,340                             42.1
2000                        50,087                  8.6                        1,357,320                              9.2
2001                       168,707                 29.1                        4,620,492                             31.4
2002                        32,434                  5.6                          812,610                              5.5
2003                            --                  0.0                               --                              0.0
2004                        12,378                  2.1                          301,596                              2.0
2005                            --                  0.0                               --                              0.0
2006                            --                  0.0                               --                              0.0
2007                            --                  0.0                               --                              0.0
Thereafter                      --                  0.0                               --                              0.0
Vacant                      17,461                  3.0                               --                              0.0
  Total                    579,416                100.0%                     $14,713,344                            100.0%
====================================================================================================================================